BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio

Investor and Institutional Shares

(the “Fund”)

Supplement dated September 29, 2017 to the Prospectus

dated November 28, 2016, as supplemented to date

Effective September 29, 2017, the Board of Trustees of BlackRock Funds II has approved a reduction in the Fund’s contractual management fee rate and an adjustment in the caps on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve these expense caps, BlackRock Advisors, LLC has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C and Institutional Shares. Accordingly, the Fund’s Prospectus is amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Dynamic High Income Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 54 and the “Intermediary-Defined Sales Charge Waiver Policies” section of the Fund’s prospectus and in the “Purchase of Shares” section on page II-82 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3,4,5]	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[4,5]	0.35%	0.38%	0.38%
Acquired Fund Fees and Expenses[4]	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses[5]	1.29%	2.07%	1.07%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.30)%	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.99%	1.74%	0.74%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 67, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by BlackRock or its affiliates that have a contractual management fee, through November 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II (the “Trust”) or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	The Management Fee, Other Expenses and Acquired Fund Fees and Expenses have been restated to reflect current fees.

[5]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Management Fees or Other Expenses to reflect current fees.

[6]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 67, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% (for Investor A Shares), 1.65% (for Investor C Shares) and 0.65% (for Institutional Shares) of average daily net assets through November 30, 2018. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$621	$884	$1,168	$1,975
Investor C Shares	$277	$617	$1,083	$2,374
Institutional Shares	$76	$308	$558	$1,276

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$177	$617	$1,083	$2,374

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended July 31, 2017, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

The third and fourth paragraphs and accompanying table in the section of the Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety and replaced with the following:

BlackRock serves as manager to the Fund pursuant to an investment advisory agreement (the “Management Agreement”). Under the Management Agreement, BlackRock is entitled to fees computed daily and payable monthly. Effective September 29, 2017, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $1 billion	0.60%
In excess of $1 billion but not exceeding $3 billion	0.56%
In excess of $3 billion but not exceeding $5 billion	0.54%
In excess of $5 billion but not exceeding $10 billion	0.52%
In excess of $10 billion	0.51%

Prior to September 29, 2017, the maximum annual management fees payable to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $1 billion	0.85%
In excess of $1 billion but not exceeding $3 billion	0.80%
In excess of $3 billion but not exceeding $5 billion	0.77%
In excess of $5 billion but not exceeding $10 billion	0.74%
In excess of $10 billion	0.72%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through November 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The table immediately following the ninth paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	0.90%
Investor C Shares	1.65%
Institutional Shares	0.65%

[1]	These contractual caps are in effect through November 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-DHIP-0917SUP

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